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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             ____________________


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 22, 2000

                          FRIEDE GOLDMAN HALTER, INC.
            (Exact name of registrant as specified in its charter)

          Mississippi                    001-14627                        64-0900067
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
 incorporation or organization)


                         13085 Industrial Seaway Road
                         Gulfport, Mississippi  39503
              (Address of principal executive offices) (Zip Code)



                                (228) 896-0029
             (Registrant's telephone number, including area code)


                             ____________________

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Item 5.  Other Events

     On June 22, 2000, Friede Goldman Halter, Inc., a Mississippi corporation (the "Company"), entered into an underwriting agreement (the "Underwriting Agreement") with RBC Dominion Securities and Jefferies & Company, Inc. (the "Underwriters") relating to the public offering of 8,750,000 shares of its common stock, $0.01 par value per share. The shares are being issued pursuant to a shelf registration statement (File No. 333-39308) filed with the Securities and Exchange Commission on June 14, 2000 and declared effective on June 19, 2000. The Underwriting Agreement and the opinion of Watkins & Eager, PLLC relating to the legality of the common stock issued and sold in the offering are included as Exhibits 1.1 and 5.1 to this Form 8-K and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

      (c)   Exhibits

            The exhibits listed on the Exhibit Index are filed herewith.


                                      -2-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Friede Goldman Halter, Inc.



                                   By: /s/ Rick S. Rees
                                       ----------------------------------------
                                       Rick S. Rees
                                       Executive Vice President and
                                       Chief Financial Officer


Date: June 22, 2000

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                                 EXHIBIT INDEX

Exhibit No.
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   1.1       --     Underwriting Agreement dated June 22, 2000 among Friede
                    Goldman Halter, Inc., RBC Dominion Securities Corporation and Jefferies & Company, Inc.

   5.1       --     Opinion of Watkins & Eager, PLLC as to the legality of the securities registered.